Exhibit 99.1

INTERNATIONAL LORAIN HOLDING, INC.

REVIEWED PROFORMA FINANCIAL STATEMENTS
MARCH 31, 2007 AND 2006
(Stated in US dollars)

INTERNATIONAL LORAIN HOLDING, INC.

CONTENTS	PAGES

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM	1

PRO FORMA CONSOLIDATED BALANCE SHEETS	2 - 3

PRO FORMA CONSOLIDATED STATEMENTS OF INCOME	4

PRO FORMA CONSOLIDATED STATEMENTS OF CASH FLOWS	5

NOTES TO PRO FORMA FINANCIAL STATEMENTS	6 - 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ON REVIEW OF PROFORMA FINANCIAL INFORMATION

To:  The board of directors and stockholders of
International Lorain Holding, Inc.

We have reviewed the pro forma adjustments reflecting the transaction described in Note 1 and the application of those adjustments to the historical amounts in the assembly of the accompanying pro forma financial consolidated balance sheets of International Lorain Holding, Inc. as of March 31, 2007 and 2006, and the pro forma consolidated statements of income, and cash flows for the three-month periods then ended. The historical consolidated financial statements are derived from the historical financial statements of International Lorain Holding, Inc., Shandong Green Foodstuff Co., Ltd., Junan Hongrun Foodstuff Co., Ltd, Luotian Green Foodstuff Co., Ltd., and Beijing Green Foodstuff Co., Ltd., which were reviewed by us. Such pro forma adjustments are based upon management’s assumptions described in Note 2. International Lorain Holding, Inc.’s management is responsible for the pro forma financial information.

Our review was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management's assumptions, the pro forma adjustments and the application of those adjustments to historical financial information. Accordingly, we do not express such an opinion. The objective of this pro forma financial information is to show what the significant effects on the historical financial information might have been had the transaction occurred at an earlier date. However, the pro forma consolidated financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned transaction actually occurred earlier.

Based on our review, nothing came to our attention that caused us to believe that management's assumptions do not provide a reasonable basis for presenting the significant effects directly attributable to the above-mentioned transaction described in Note 1, that the related pro forma adjustments do not give appropriate effect to those assumptions to the historical financial statement amounts in the pro forma consolidated balance sheets as of March 31, 2007 and 2006, and the pro forma consolidated statements of income, and cash flows for the three-month periods then ended.

South San Francisco, California               Samuel H. Wong & Co., LLP
May 9, 2007       Certified Public Accountants

INTERNATIONAL LORAIN HOLDING, INC.

PRO FORMA BALANCE SHEETS
AS OF MARCH 31, 2007 AND 2006
(Stated in US Dollars)

	2007	2006
ASSETS
Current assets
Cash and cash equivalents	$8,450,565	$11,555,376
Pledged cash deposits	327,448	246,183
Trade accounts receivable	9,812,332	6,272,590
Other receivables	5,617,437	4,896,284
Investment in marketable securities	26,881	20,908
Prepayments for raw materials	291,212	1,580,618
Inventories	11,207,360	18,855,378

Total current assets	$35,723,235	$43,427,337

Long-term assets
Property, plant and equipment, net	7,835,706	10,752,765
Leasehold land, net	3,841,249	1,426,584

TOTAL ASSETS	$47,410,190	$55,606,686

LIABILITIES AND
STOCKHOLDERS’ EQUITY
Current liabilities
Short term bank loans	$20,097,263	$20,051,170
Accounts payable	1,625,768	6,056,913
Notes payable	3,500,885	5,351,454
Customers’ deposits	862,924	997,078
Accrued expenses and other payables	4,035,972	1,234,489
Acquisition payables	7,324,272	-
Income tax payable	753,051	-

Total current liabilities	$38,200,135	$33,691,104

TOTAL LIABILITIES	$38,200,135	$33,691,104

See accompanying notes and accountant’s report.

INTERNATIONAL LORAIN HOLDING, INC.

PRO FORMA BALANCE SHEETS (Continued)
AS OF MARCH 31, 2007 AND 2006
(Stated in US Dollars)

	2007	2006

Minority interests	$3,575,437	$3,364,730

STOCKHOLDERS’ EQUITY

Common stock US$0.001 par value; 21,000,000 authorized; 100,000 issued and outstanding as of March 31, 2006 (pro forma) and 2007	$100	$100
Additional paid-in-capital	19,900	12,042,725
Statutory reserves	904,594	2,684,913
Retained earnings	4,677,788	3,768,744
Accumulated other comprehensive income	32,236	54,370

	$5,634,618	$18,550,852

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$47,410,190	$55,606,686

See accompanying notes and accountant’s report.

INTERNATIONAL LORAIN HOLDING, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE-MONTHS ENDED MARCH 31, 2007 AND 2006
(Stated in US Dollars)

	2007	2006

Net revenues	$11,898,812	$5,587,786
Cost of revenues	(8,952,799)	(4,286,742)

Gross profit	$2,946,013	$1,301,044

Operating expenses
Selling and marketing expenses	(125,833)	(296,645)
General and administrative expenses	(359,999)	(361,963)

Income from continuing operations	$2,460,181	$642,436

Finance costs, net	(565,670)	(364,387)
Government grant	7,721	2,910
Other income	26,590	58,751
Other expenses	(4,226)	(30,247)

Income before taxation	$1,924,596	$309,463
Income tax	(329,980)	(79,251)

Net income before minority interests	$1,594,616	$230,212
Minority interests	(66,754)	15,151

Net income	$1,527,862	$245,363

Net income per share, basic and diluted	$15.28	$2.45

Weighted average shares outstanding of common stock	100,000	100,000

See accompanying notes and accountant’s report.

INTERNATIONAL LORAIN HOLDING, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE-MONTHS ENDED MARCH 31, 2007 AND 2006
(Stated in US Dollars)

	2007	2006
Cash flows from operating activities
Net income	$1,527,862	$245,363
Depreciation	159,763	144,672
Amortization	18,038	10,426
Minority interest	101,395	480,369
Decrease in accounts and other receivables	2,994,953	4,387,451
Decrease/(increase) in inventories	1,086,994	(3,403,623)
Increase in accounts and other payables	1,366,749	2,977,294

Net cash provided by operating activities	$7,255,754	$4,841,952

Cash flows from investing activities
Purchase of plant and equipment	887,995	(608,105)
Decrease in pledged deposits	2,221,873	2,591,884
Payment of cost of lease prepayment	(1,081,811)	(105,259)
Investments in securities	(263)	(4,434)

Net cash provided by investing activities	$2,027,794	$1,874,086

Cash flows from financing activities
Bank repayment	(3,151,061)	(2,623,859)

Net cash used in financing activities	$(3,151,061)	$(2,623,859)

Net in cash and cash equivalents sourced	6,132,487	4,092,179

Effect of foreign currency translation on cash and cash equivalents	1,653	34,159

Cash and cash equivalents-beginning of year	2,316,425	7,429,038

Cash and cash equivalents-end of year	$8,450,565	$11,555,376

Supplementary cash flow information:
Interest received	$3,053	$10,125
Interest paid	527,210	358,717
Tax paid	329,980	79,251

See accompanying notes and accountant’s report.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Stated in US Dollars)

1. PRINCIPAL ACTIVITIES, BASIS OF PRESENTATION AND ORGANIZATION

Principal Activities

International Lorain Holding, Inc. (“the Company”) was incorporated under the Companies Law of the Cayman Islands with limited liabilities on August 4, 2006. The Company currently operate through three wholly-owned and one holding subsidiaries located in mainland China: Shandong Green Foodstuff Co., Ltd (“Shandong Lorain”), Junan Hongrun Foodstuff Co., Ltd (“Junan Hongrun”), Luotian Green Foodstuff Co., Ltd (“Luotian Lorain”), and Beijing Green Foodstuff Co., Ltd (“Beijing Lorain”).

The Company and its subsidiaries (hereinafter, collectively referred to as the “Group”) are engaged in development, manufacture and sale of food products worldwide. The Group produces hundreds of varieties of food categorized into three divisions: chestnut products, convenient food including Read-to-cook (RTCs), Ready-to-eat (RTEs) and Meals Ready-to-eat (MREs), and frozen and canned food.

Basis of Presentation and Organization

The current equity structure is established through a series of transaction or restructuring:

The Company was incorporated in Cayman Islands in August 2006. Mr. Hisashi Akazawa has 100% equity ownership. In July 2006, Junan Hongrun acquired the 100% equity ownership of Beijing Lorain. In September 2006, the Company acquired the 100% equity ownership of Luotian Lorain. In August 2006, the Company acquired the 100% equity ownership of Junan Hongrun, and thus Beijing Lorain became our indirectly wholly owned subsidiary through Junan Hongrun. In August 2006, the Company acquired the 25% equity ownership of Shandong Lorain. After that, the Company hold 80.2% equity ownership of Shandong Lorain including 55.2% indirectly holdings through our wholly-owned subsidiary Junan Hongrun. The remaining 19.8% equity of Shandong Lorain is held by a state-owned interest, Shandong Economic Development Investment Corporation.

After the restructuring described as above, the Company presently has two direct wholly-owned subsidiaries Junan Hongrun and Luotian Lorain, one indirect wholly-owned subsidiary through Junan Hongrun, which is Beijing Lorain. In addition, we directly and indirectly own 80.2% ownership of Shandong Lorain. The rest 19.8% state-owned equity of Shandong Lorain is not included in the listing subject.

Mr. Hisashi Akazawa owns 100% equity interest of the Company.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements, which are compiled on the accrual basis of accounting.

(b)	Principles of pro forma consolidation

The pro forma consolidated financial statements prepared for the years ended March 31, 2007 and 2006, for each of the Group companies is based on the assumption that the consolidation should have been made as at the date of incorporation of each companies under common controlling stockholders. Accordingly, the restructuring is treated as if it is a single business combination and the financial information relating to the Company and its commonly controlled entity for the years ended March 31, 2007 and 2006 was prepared on a consolidated basis.

The pro forma consolidated balance sheets of the Group have been prepared to present the assets and liabilities of the companies now comprising the Group as at March 31, 2007 and 2006 as if the current group structure had been in existence as at that date.

The pro forma consolidated financial statements are presented in US Dollars and include the accounts of the Company and its commonly controlled entity. All significant inter-company balances and transactions are eliminated in combination.

As of March 31, 2007 and 2006, the particulars of the commonly controlled entities are as follows: -

Name of company	Place of incorporation	Attributable equity interest %	Registered capital (USD)	Registered capital in (RMB)

Shandong Green Foodstuff Co., Ltd	PRC	80.2%	$12,901,823	(RMB 100,860,000)
Luotian Green Foodstuff Co., Ltd	PRC	100%	$1,279,181	(RMB 10,000,000)
Junan Hongrun Foodstuff Co., Ltd	PRC	100%	$2,430,445	(RMB 19,000,000)
Beijing Green Foodstuff Co., Ltd	PRC	100%	$1,279,181	(RMB 10,000,000)

(c)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Stated in US Dollars)

(d)	Economic and political risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition, and results of its operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(e)	Lease prepayments

Lease prepayments represent the cost of land use rights in the PRC. Land use rights are carried at cost and amortized on a straight-line basis over the period of rights of 50 years.

(f)	Property, plant and equipment

Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows: -

Buildings	40 years
Machinery and equipment	10 years
Motor vehicles	10 years
Office equipment	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(g)	Accounting for the Impairment of Long-Lived Assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets.

If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

During the reporting periods, there was no impairment loss.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(h)	Construction in progress

Construction in progress represents direct costs of construction or acquisition and design fees incurred. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until it is completed and ready for intended use.

(i)	Investment securities

The Company classifies its equity securities into trading or available-for-sale. Trading securities are bought and held principally for the purpose of selling them in the near term. All securities not included in trading securities are classified as available-for-sale.

Trading and available-for-sale securities are recorded at fair value. Unrealized holding gains and losses on trading securities are included in the net income. Unrealized holding gains and losses, net of the related tax effect, on available for sale securities are excluded from net income and are reported as a separate component of other comprehensive income until realized. Realized gains and losses from the sale of available-for-sale securities are determined on a specific-identification basis.

A decline in the market value of any available-for-sale security below cost that is deemed to be other-than-temporary results in a reduction in carrying amount to fair value. The impairment is charged as an expense to the statement of income and comprehensive income and a new cost basis for the security is established. To determine whether an impairment is other-than-temporary, the Company considers whether it has the ability and intent to hold the investment until a market price recovery and considers whether evidence indicating the cost of the investment is recoverable outweighs evidence to the contrary. Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the impairment, changes in value subsequent to year-end, and forecasted performance of the investee.

Premiums and discounts are amortized or accreted over the life of the related available-for-sale security as an adjustment to yield using the effective-interest method. Dividend and interest income are recognized when earned.

As of March 31, 2007 and 2006 the unrealized gains and loses on these investments are immaterial.

(j)	Inventories

Inventories consisting of finished goods, and raw materials are stated at the lower of cost or market value. Finished goods are comprised of direct materials, direct labor and an appropriate proportion of overhead.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(k)	Trade receivables

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred.

(l)	Customer deposits

Customer deposits were received from customers in connection with orders of products to be delivered in future periods.

(m)	Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains bank accounts only in the PRC. The Company does not maintain any bank accounts in the United States of America.

(n)	Advertising

All advertising costs are expensed as incurred.

(o)	Shipping and handling

All shipping and handling are expensed as incurred.

(p)	Research and development

All research and development costs are expensed as incurred.

(q)	Retirement benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the pro forma consolidated statement of income as incurred.

(r)	Income taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

(s)	Statutory reserves

Statutory reserves are referring to the amount appropriated from the net income in accordance with laws or regulations, which can be used to recover losses and increase capital, as approved, and are to be used to expand production or operations.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(t)	Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). The financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	2007	2006
Year-end RMB : US$ exchange rate	7.7409	8.0352
Average yearly RMB : US$ exchange rate	7.7714	8.0558

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(u)	Revenue recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

The Company's revenue consists of invoiced value of goods, net of a value-added tax (VAT). No product return or sales discount allowance is made as products delivered and accepted by customers are normally not returnable and sales discount is normally not granted after products are delivered.

(v)	Earnings per share

Basic earnings per share is computed by dividing net income by the weighted average number of ordinary shares outstanding during the period. Diluted earnings per share is computed by dividing net income by the sum of the weighted average number of ordinary shares outstanding and dilutive potential ordinary shares during the years. During the three-month periods ended March 31, 2007 and 2006, no dilutive potential ordinary shares were issued.

(w)	Segment reporting

The Company uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s reportable segments.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(x)  Commitments and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

(y)	Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that is required to be recognized under current accounting standards, as components of comprehensive income, are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s current component of other comprehensive income is the foreign currency translation adjustment.

(z)	Recent accounting pronouncements

In July 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in tax positions. This Interpretation requires that the Company recognize in its consolidated financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for the Company on January 1, 2007, with the cumulative effect of the change in accounting principle, if any, recorded as an adjustment to opening retained earnings.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, where fair value is the relevant measurement attribute. The standard does not require any new fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements. In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statement errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of the Company’s financial statements and the related financial statement disclosures. SAB No.108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006. The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings.

The management of the Company does not anticipate that the adoption of these three standards will have a material impact on these consolidated financial statements.